                                 EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT



         As independent public accountants, we hereby consent to the incorporation by reference of our report dated May 14, 1996 included in this Form 10-KSB into the Company's previously filed registration statements number 333-14175, 333-11489, and 333-33437, and 333-57181.



                                          /s/ LUND KOEHLER COX & COMPANY, PLLP

Minneapolis,  Minnesota
June 25, 1998